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                        VANGUARD U.S. STOCK INDEX FUNDS
                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 30, 1999


Each of the Funds described in this prospectus seeks to track the investment performance of a particular market index. To achieve this objective, each Fund invests broadly in the stocks of a large number of companies. However, if market fluctuations cause a Fund's target index to be dominated by a handful of companies, that Fund would be required to invest a substantial portion of its assets in those few companies in order to track the index.
         Due to the recent, rapid appreciation of certain stocks, as of January 18, 2000, Vanguard Growth Index Fund's top four holdings represented more than 25% of its total assets, consistent with the composition of the Fund's target index. These holdings were as follows: Microsoft (9.2%), General Electric (7.5%), Cisco Systems (5.6%), and Intel (5.3%). By tracking the composition of its target index, the Fund technically has become "nondiversified" under SEC standards, although it continues to hold more than 100 stock positions.
         Keep in mind that a fund's risk grows as its holdings become less diversified. This is because the poor performance of just a few stocks can cause a large decline in the price of a less-diversified fund.

(C) 2000 The Vanguard Group, Inc. All rights reserved           PS40N-01/20/2000
Vanguard Marketing Corporation, Distributor.